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                                   EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of IBT Bancorp, Inc. (the "Corporation") on Form 10- K for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Dennis P. Angner, Chief Executive Officer and Peggy L. Wheeler , Principal Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, financial condition and results of operations of the Corporation.

/s/ Dennis P. Angner
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Chief Executive Officer
         March 1, 2006

/s/ Peggy L. Wheeler
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Principal Financial Officer
         March 1, 2006

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